SUPPLEMENT DATED JANUARY 6, 1997 TO PROSPECTUS DATED JULY
   29, 1996 OF GRADISON-MCDONALD ESTABLISHED VALUE FUND, GROWTH
    & INCOME FUND, OPPORTUNITY VALUE FUND, AND INTERNATIONAL
                            FUND

The following paragraph is added to become the second paragraph on page fourteen of the Prospectus:

     The International Fund (the "Fund") may buy call and put options on foreign currencies. Buying a call gives the Fund the ability to buy the currency on which the call was written at the call price during the period in which the call may be exercised. Buying a put gives the Fund the ability to sell the currency on which the call was written at the put price during the period in which the put may be exercised. The Fund may buy put or call options on a currency irrespective of the size of the position it may hold in securities of that currency, if any. The Fund may not purchase options on currency to the extent that the total premium cost exceeds 5% of the Fund's total assets. The Fund may execute options transactions on recognized exchanges or in the over-the-counter markets. The Fund's ability to terminate options in the over-the -counter markets may be more limited than for exchange-traded options because of the possible lack of a secondary trading market and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The use of options involves certain special risks. Options transactions involve costs and may result in losses. See, generally, "Risks of Futures and Foreign Currency Contracts" in the Prospectus.

This Supplement should be retained with the Prospectus.


 SUPPLEMENT DATED JANUARY 6, 1997 TO STATEMENT OF ADDITIONAL
   INFORMATION DATED JULY 29, 1996 OF GRADISON - MCDONALD
                     INTERNATIONAL FUND

The next to last sentence of the last paragraph on page 10 of the Statement of Additional Information is replaced with the following sentence:

     However, the Fund has no present intention of purchasing or selling any of these instruments other than stock index futures contracts, forward currency contracts, and options on foreign currency.

Non-fundamental investment restriction (x) on page 23 of the Statement of Additional Information is replaced with the following:

     (x) invest in puts, calls, straddles, spreads, and any combination thereof, if by reason thereof the premium cost of its aggregate investment in such options will exceed 5% of its total assets.